EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 20, 2014

/s/ Joel F. Gemunder
Joel F. Gemunder

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 21, 2014

/s/ Patrick P. Grace
Patrick P. Grace

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 21, 2014

/s/ Thomas C. Hutton
Thomas C. Hutton

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 18, 2014

/s/ Thomas P. Rice
Thomas P. Rice

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 19, 2014

/s/ Donald E. Saunders
Donald E. Saunders

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 18, 2014

/s/ George J. Walsh III
George J. Walsh III

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 21, 2014

/s/ Frank E. Wood
Frank E. Wood

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 20, 2014

/s/ Walter L. Krebs
Walter L. Krebs

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: February 18, 2014

/s/ Andrea R. Lindell
Andrea R. Lindell

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